Exhibit 21.1
All of the following are subsidiaries of both Boston Properties, Inc. and Boston Properties Limited Partnership, except Boston Properties Limited Partnership is only a subsidiary of Boston Properties, Inc.

Entity Name	State of Organization
100 Federal JV LLC	Delaware
100 Federal Subsidiary REIT LLC	Delaware
100 Federal TRS LLC	Delaware
101 Carnegie Center Associates	New Jersey
121 Broadway LLC	Delaware
125 Broadway LLC	Delaware
1265 Main Office JV LLC	Delaware
1265 Main Office Subsidiary LLC	Delaware
1330 Connecticut Fitness Center TRS LLC	Delaware
17M Associates L.P.	District of Columbia
191 Spring Street Trust	Massachusetts
200 Fifth Avenue JV LLC	Delaware
200 Fifth Owner LLC	Delaware
206 Associates Limited Partnership	New Jersey
210 Associates Limited Partnership	New Jersey
211 Associates Limited Partnership	New Jersey
290 Binney LLC	Delaware
3HBXP LLC	Vermont
30 Shattuck Road LLC	Delaware
347 Madison Avenue Venture, LLC	Delaware
360 PAS Holdco LLC	Delaware
360 PAS Owner LLC	Delaware
360 PAS Promote-C LP	Delaware
360 PAS Promote-G LP	Delaware
360 PAS REIT LLC	Delaware
399 Services LLC	Delaware
40-46 Harvard Street Trust	Massachusetts
500 North Capitol LLC	Delaware
500 North Capitol Venture LLC	Delaware
501 K Street LLC	Delaware
501 K Street Property Owner LLC	Delaware
601 & 651 Gateway Center LP	Delaware
601 Mass Fitness Center TRS LLC	Delaware
611 Gateway Center LP	Delaware
635 Mass Ave LLC	Delaware
681 Gateway Center LLC	Delaware
701 Gateway Center LLC	Delaware
751 Gateway Center LLC	Delaware
751 Gateway Holdings LLC	Delaware
751 Gateway Member LLC	Delaware
767 Fifth Junior Mezz LLC	Delaware
767 Fifth Lender LLC	Delaware
767 Fifth Partners LLC	Delaware

Entity Name	State of Organization
767 Fifth Senior Mezz LLC	Delaware
767 Fifth TRS LLC	Delaware
767 Venture, LLC	Delaware
7750 Wisconsin Avenue LLC	Delaware
7750 Wisconsin Avenue Property Owner LLC	Delaware
880 Winter Street Cafe LLC	Delaware
890 Winter Street Cafe LLC	Delaware
90 Church Street Limited Partnership	Delaware
901 New York Avenue Fitness Center LLC	Delaware
901 New York LLC	Delaware
901 New York REIT LLC	Delaware
91 Hartwell Avenue Trust	Massachusetts
92 Hayden Avenue Trust	Massachusetts
AJ Lot 2R Financing LLC	Delaware
AJ Lot 2R LLC	Delaware
AJ Lot 3R Financing LLC	Delaware
AJ Lot 3R LLC	Delaware
AJ Lot 8 LLC	Delaware
Annapolis Junction NFM LLC	Delaware
Atlantic Wharf JV LLC	Delaware
Atlantic Wharf Subsidiary REIT LLC	Delaware
Block 4 LLC	Delaware
BNY Tower Associates LLC	Delaware
BNY Tower Holdings LLC	Delaware
BNYTA Amenity Operator LLC	Delaware
Boston Properties Limited Partnership	Delaware
Boston Properties LLC	Delaware
Boston Properties Services, LLC	Delaware
Boston Properties TRS, Inc.	Delaware
BP 10 CityPoint Cafe LLC	Delaware
BP 103 Fourth Avenue LLC	Delaware
BP 111 Huntington Ave LLC	Delaware
BP 1265 Main LLC	Delaware
BP 1330 Connecticut Avenue LLC	Delaware
BP 1333 New Hampshire Avenue LLC	Delaware
BP 140 Kendrick Street Cafe LLC	Delaware
BP 140 Kendrick Street LLC	Delaware
BP 140 Kendrick Street Property LLC	Delaware
BP 17 Hartwell LLC	Delaware
BP 200 Clarendon Cafe LLC	Delaware
BP 201 Spring Street LLC	Delaware
BP 230 City Point Cafe LLC	Delaware
BP 347 Madison Associates, LLC	Delaware
BP 347 Madison Developer LLC	Delaware
BP 399 Park Avenue LLC	Delaware
BP 3HB Developer LLC	Delaware
BP 3HB Lender LLC	Delaware
BP 3HB Member LLC	Delaware

Entity Name	State of Organization
BP 500 North Capitol LLC	Delaware
BP 501 K Street Member LLC	Delaware
BP 510 Madison Ave LLC	Delaware
BP 510 Madison HC LLC	Delaware
BP 510 Madison LLC	Delaware
BP 599 Lexington Avenue LLC	Delaware
BP 767 Fifth LLC	Delaware
BP 888 Boylston LLC	Delaware
BP 99 Third Avenue LLC	Delaware
BP Atlantic Wharf Master Tenant LLC	Delaware
BP AW Garage LLC	Delaware
BP AW Retail LLC	Delaware
BP AW Tower Office LLC	Delaware
BP AW Waterfront Office LLC	Delaware
BP AWRR Trustee I LLC	Delaware
BP AWRR Trustee II LLC	Delaware
BP AWTO Trustee I LLC	Delaware
BP AWTO Trustee II LLC	Delaware
BP AWTO Trustee III LLC	Delaware
BP Bay Colony Cafe LLC	Delaware
BP Bay Colony HC LLC	Delaware
BP Bay Colony Holdings LLC	Delaware
BP Bay Colony LLC	Delaware
BP Bedford Street Cafe LLC	Delaware
BP Belvidere LLC	Delaware
BP Cambridge Center Residential LLC	Delaware
BP CGC II Retail Operator LLC	Delaware
BP CityPoint Association Member LLC	Delaware
BP Crane Meadow, L.L.C.	Delaware
BP East Garage LLC	Delaware
BP EC1 Holdings LLC	Delaware
BP EC2 Holdings LLC	Delaware
BP EC3 Holdings LLC	Delaware
BP EC4 Holdings LLC	Delaware
BP Federal Street LLLC	Delaware
BP Five CC LLC	Delaware
BP Four CC LLC	Delaware
BP Fourth Avenue Cafe LLC	Delaware
BP Fourth Avenue, LLC	Delaware
BP Hancock LLC	Delaware
BP Hancock Parking LLC	Delaware
BP Hartwell Avenue Cafe LLC	Delaware
BP Hayden Avenue Cafe LLC	Delaware
BP Hotel JV Member LLC	Delaware
BP Hotel LLC	Delaware
BP II LLC	Delaware
BP III LLC	Delaware
BP Jones Road Cafe LLC	Delaware

Entity Name	State of Organization
BP Kingstowne Office Building K LLC	Delaware
BP Kingstowne Office Building T LLC	Delaware
BP Kingstowne Theatre LLC	Delaware
BP LOP LLC	Delaware
BP Mall Road Cafe LLC	Delaware
BP Management, L.P.	Delaware
BP Market Square North GP LLC	Delaware
BP Mill Road Cafe LLC	Delaware
BP Navy Yard Member LLC	Delaware
BP Navy Yard TRS LLC	Delaware
BP New Dominion Technology Park II LLC	Delaware
BP New York LLC	Delaware
BP Office JV Member LLC	Delaware
BP Podium JV Member LLC	Delaware
BP Prospect Place LLC	Delaware
BP Prucenter Acquisition LLC	Delaware
BP Prucenter Development LLC	Delaware
BP Prucenter Exeter LLC	Delaware
BP Prucenter Fairfield LLC	Delaware
BP RB Developer LLC	Delaware
BP Realty New Jersey, LLC	New Jersey
BP Realty Washington LLC	Delaware
BP Reservoir Place Cafe LLC	Delaware
BP Reservoir Place Fitness LLC	Delaware
BP Reservoir Place LLC	Delaware
BP Residential JV Member LLC	Delaware
BP Reston Eastgate, LLC	Delaware
BP RTC Member LLC	Delaware
BP Russia Building LLC	Delaware
BP Russia Wharf LLC	Delaware
BP Services TRS LLC	Delaware
BP Seven Cambridge Center LLC	Delaware
BP Seventeen Cambridge Center LLC	Delaware
BP Spring Street Cafe LLC	Delaware
BP Supermarket LLC	Delaware
BP Third Avenue LLC	Delaware
BP Times Square Tower Mezzanine LLC	Delaware
BP West Street Cafe LLC	Delaware
BP Weston Quarry LLC	Delaware
BP Weston Quarry Residential LLC	Delaware
BP/CGCenter I LLC	Delaware
BP/CGCenter II LLC	Delaware
BP/CGCenter MM LLC	Delaware
BP/CRF 901 New York Avenue LLC	Delaware
BP/CRF Metropolitan Square LLC	Delaware
BP/DC 767 Fifth LLC	Delaware
BP/DC Properties, Inc.	Maryland
BP/DC REIT LLC	Delaware

Entity Name	State of Organization
BP/M 3HB Owner LLC	Delaware
BP-AJ LLC	Delaware
BPI EC4 LLC	Delaware
BPLP SMBP GP LLC	Delaware
BPLP SMBP LP LLC	Delaware
BP-M 3HB Holdco LLC	Delaware
BP-M 3HB Mezz LLC	Delaware
BP-M 3HB Venture LLC	Delaware
BPNS Garage General LLC	Delaware
BPNS Garage Limited LLC	Delaware
BPNS Hotel General LLC	Delaware
BPNS Hotel Limited LLC	Delaware
BPNS Office General LLC	Delaware
BPNS Office Limited LLC	Delaware
BPNS Podium General LLC	Delaware
BPNS Podium Limited LLC	Delaware
BPNS Residential General LLC	Delaware
BPNS Residential Limited LLC	Delaware
BP-WP Project Developer Manager LLC	Delaware
BXP 17Fifty LLC	Delaware
BXP 200 Fifth LLC	Delaware
BXP 200 Fifth Management LLC	Delaware
BXP 2100 Penn LLC	Delaware
BXP 360 Manager LLC	Delaware
BXP 360 Member LLC	Delaware
BXP 360 PAS Appointer LLC	Delaware
BXP 360 Promote GP LLC	Delaware
BXP 7750 Wisconsin Avenue LLC	Delaware
BXP Almaden Associates LP	Delaware
BXP Beach Cities LLC	Delaware
BXP California GP LLC	Delaware
BXP Carnegie Owner LLC	Delaware
BXP Colorado Center Appointer LLC	Delaware
BXP Colorado Center Manager LLC	Delaware
BXP Colorado GP LLC	Delaware
BXP Colorado LP LLC	Delaware
BXP CP South LLC	Delaware
BXP EIP Investor LLC	Delaware
BXP Folsom-Hawthorne LP	Delaware
BXP Gateway Developer LLC	Delaware
BXP Gateway Member LLC	Delaware
BXP Harrison LLC	Delaware
BXP Investments LLC	Delaware
BXP MacArthur LLC	Delaware
BXP Madison Centre I LLC	Delaware
BXP Madison Centre II LLC	Delaware
BXP Madison Centre Manager LLC	Delaware
BXP Mission 535 LP	Delaware

Entity Name	State of Organization
BXP North First LP	Delaware
BXP Peterson LP	Delaware
BXP Platform 16 GP LLC	Delaware
BXP Platform 16 LP LLC	Delaware
BXP Ravendale LP	Delaware
BXP Research Park LP	Delaware
BXP Reston Next Developer LLC	Delaware
BXP Reston Next Member LLC	Delaware
BXP Safeco Plaza Appointer LLC	Delaware
BXP Safeco Plaza Manager LLC	Delaware
BXP Safeco Plaza Member LLC	Delaware
BXP Safeco Plaza Promote GP LLC	Delaware
BXP SCP TRS LLC	Delaware
BXP Second Ave LLC	Delaware
BXP Shady Grove Lot 5 LLC	Delaware
BXP Shady Grove Lot 6 LLC	Delaware
BXP Shady Grove Lot 7 LLC	Delaware
BXP Shady Grove Lot 8 LLC	Delaware
BXP TB Development LLC	Delaware
BXP Transbay Management LLC	Delaware
BXP VB TRS LLC	Delaware
BXP Waltham Woods LLC	Delaware
BXP West El Camino LP	Delaware
BXP Zanker Road LP	Delaware
CA-Colorado Center Limited Partnership	Delaware
CA-Colorado Center, L.L.C.	Delaware
Cambridge Center North Trust	Massachusetts
Cambridge Center West Garage LLC	Delaware
Cambridge Center West Trust	Massachusetts
Carnegie 103 Associates, LLC	Delaware
Carnegie 214 Associates Limited Partnership	New Jersey
Carnegie 408 Associates, LLC	Delaware
Carnegie 504 Associates	New Jersey
Carnegie 506 Associates	New Jersey
Carnegie 508 Associates	New Jersey
Carnegie 510 Associates, L.L.C.	Delaware
Carnegie 804 Associates, LLC	Delaware
Carnegie Center Associates	New Jersey
Carnegie Center Cafes LLC	Delaware
Carnegie Center Fitness LLC	Delaware
CRF Met Square, LLC	Delaware
Discovery Square, L.L.C.	Delaware
Downtown Boston Properties Trust	Massachusetts
Elandzee Trust	Massachusetts
Eleven Cambridge Center Trust	Massachusetts
Embarcadero Center Associates	California
Four Embarcadero Center Venture	California
Fourteen Cambridge Center Trust	Massachusetts

Entity Name	State of Organization
Gateway Center GP LLC	Delaware
Gateway Center TRS LLC	Delaware
Gateway Portfolio Holdings LLC	Delaware
Gateway Portfolio Member LLC	Delaware
Gladden Properties LLC	Delaware
Harrison 759 LLC	Delaware
Hayden Office Trust	Massachusetts
Hotel Tower Developer LLC	Delaware
Hotel Tower Owner GP, LLC	Delaware
Hotel Tower Owner, LP	Delaware
IXP, LLC	Vermont
Jones Road Development Associates LLC	Delaware
Lexreal Associates Limited Partnership	New York
LKE BP Fourth Avenue Limited Partnership	Massachusetts
Mall Road Trust	Massachusetts
Market Square North Associates Limited Partnership	Delaware
Market Square North Fitness Center LLC	Delaware
MBZ-Lex Trust	Massachusetts
Metropolitan Square Fitness Center TRS LLC	Delaware
Metropolitan Square Holdco LLC	Delaware
Metropolitan Square Mezz A LLC	Delaware
Metropolitan Square REIT LLC	Delaware
New Dominion Technology Corp.	Delaware
New Dominion Technology Park II LLC	Delaware
New Dominion Technology Park LLC	Delaware
No. 1 Times Square Development LLC	Delaware
No. 5 Times Square Development LLC	Delaware
NY 510 Junior Mezz Lender LLC	Delaware
NYXP, LLC	Vermont
Ocean View Development Company Limited Partnership	District of Columbia
Office Tower Developer LLC	Delaware
Office Tower Owner GP, LLC	Delaware
Office Tower Owner, LP	Delaware
One Cambridge Center Trust	Massachusetts
One Embarcadero Center Venture	California
One Freedom Square, L.L.C.	Delaware
One Tower Center Cafe LLC	Delaware
Platform 16 Developer LLC	Delaware
Platform 16 Holdings LP	Delaware
Platform 16 Sub LLC	Delaware
Platform 16 LLC	Delaware
Podium Developer LLC	Delaware
Podium Owner GP, LLC	Delaware
Podium Owner, LP	Delaware
PR II/BXP Reston Gateway LLC	Delaware
Princeton 202 Associates Limited Partnership	New Jersey
Princeton Childcare Associates Limited Partnership	New Jersey
Residential Tower Developer LLC	Delaware

Entity Name	State of Organization
Residential Tower Owner GP, LLC	Delaware
Residential Tower Owner, LP	Delaware
Reston Corporate Center Limited Partnership	Virginia
Reston Gateway Condo A/B, LLC	Delaware
Reston Gateway Condo C, LLC	Delaware
Reston Gateway Condo D1, LLC	Delaware
Reston Gateway Condo D2, LLC	Delaware
Reston Gateway Condo D3, LLC	Delaware
Reston Streets LLC	Delaware
Reston Town Center JV LLC	Delaware
Reston Town Center Office Park Phase One Limited Partnership	Virginia
Reston Town Center Property LLC	Delaware
Reston VA 939, L.L.C.	Delaware
Rosecrans-Sepulveda Partners 4, LLC	Delaware
RTC Gift Card LLC	Delaware
Russia Building TRS LLC	Delaware
Safeco Plaza LLC	Delaware
Safeco Plaza Promote-G LP	Delaware
Safeco Plaza Promote-K LP	Delaware
Safeco Plaza REIT LLC	Delaware
School Street Associates Limited Partnership	District of Columbia
SCV Partners	New Jersey
SMBP LLC	Delaware
SMBP REIT LLC	Delaware
SMBP Venture LLC	Delaware
South of Market Garage LLC	Delaware
South of Market LLC	Delaware
South of Market Lot 16 LLC	Delaware
Springfield 6601 LLC	Delaware
Springfield Metro Center II, LLC	Delaware
Springfield Parcel C LLC	Delaware
Square 36 Office Joint Venture	District of Columbia
Square 407 Limited Partnership	District of Columbia
Square 54 Office Fitness TRS LLC	Delaware
Square 54 Office Owner LLC	Delaware
Square 54 Residential Owner LLC	Delaware
Stony Brook Associates LLC	Delaware
Ten Cambridge Center Trust	Massachusetts
The Atlantic Monthly Trust	Massachusetts
The Double B Partnership	Massachusetts
The Double B Trust	Massachusetts
The Metropolitan Square Associates LLC	Delaware
Three Cambridge Center Trust	Massachusetts
Three Embarcadero Center Venture	California
Times Square Tower Associates LLC	Delaware
Tower Oaks Financing LLC	Delaware
Tracer Lane Trust II	Massachusetts
Transbay Tower Holdings LLC	Delaware

Entity Name	State of Organization
Transbay Tower LLC	Delaware
Two Cambridge Center Trust	Massachusetts
Two Freedom Square, L.L.C.	Delaware
Washingtonian North Associates Limited Partnership	Maryland
Wisconsin Place Office LLC	Delaware
Wisconsin Place Office Manager LLC	Delaware
WP Project Developer LLC	Delaware
WP Trust	Massachusetts
Zee Bee Trust II	Massachusetts
Zee Em Trust II	Massachusetts